Exhibit 99.1

                    Form of Section 906 Certification

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                                   AND
                 CERTIFICATION OF CHIEF FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


  In connection with the Annual Report of Mezzanine Investment
Corporation (the "Company") on Form 10-KSB for the year ended
December 31, 2002 (the "Report"), I, Eric C. Bronk, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Eric C. Bronk
_____________________________
Eric C. Bronk
Chief Executive Officer and
Chief Financial Officer

Date:  March 27, 2003